Interest Income and Other	12 Months Ended
Dec. 31, 2012
Interest Income and Other

5. Interest Income and Other

The table below presents the components of “Interest income and other” as shown on the Consolidated Statements of Comprehensive Income (Loss).

	Year Ended December 31,
	2012	2011	2010
Interest income	$6,350	$6,200	$5,442
Foreign exchange transaction gains (losses), net	250	(560)	(542)
Other	(941)	664	(477)

Interest income and other	$5,659	$6,304	$4,423